EXHIBIT 99.3
REGISTRATION RIGHTS AGREEMENT
     REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 5, 2006, by and between (i) Halozyme Therapeutics, Inc., a Nevada corporation (the “Company”), and (ii) Roche Finance Ltd, a Swiss company (the “Investor”).
R E C I T A L S
     A. The Company and the Investor are parties to a Stock Purchase Agreement dated as of December 5, 2006 (the “Purchase Agreement”), pursuant to which the Company has sold to the Investor and the Investor has purchased from the Company 3,385,000 shares of the Company’s common stock (the “Shares”).
     B. WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the parties hereto wish to provide certain registration other rights to the Investor.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein and in the Purchase Agreement, the Investor and the Company (collectively, the “Parties”) agree as follows:
     1. Definitions. For purposes of this Statement:
          “Affiliate” of any person or entity means any other person or entity that is controlled by, controls or is under common control with, such first person or entity.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute.
          “Holder” means (i) the Investor or (ii) any Affiliate of the Investor to whom the Investor or an Affiliate of the Investor sells, transfers or assigns any of its Registrable Securities.
          “Register,” “registered,” and “registration” refer to an underwritten registration effected by preparing and filing with the Securities and Exchange Commission (the “Commission”) a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.
          “Registration Expenses” means all expenses in connection with the Company’s performance of or compliance with its obligations under this Agreement,

including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriter or underwriters in a registration may designate, subject to the limitation as set forth in subsection (h) of Section 5 hereof); (iii) printing expenses; (iv) messenger, telephone and delivery expenses; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires; (vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or counsel fees and any other expenses incurred by Holders in connection with any registration that are not specified in the immediately preceding sentence.
          “Registrable Securities” means the Shares or any shares of Common Stock of the Company issued to any Holder as a stock dividend on the Shares or as part of a stock split or other recapitalization transaction in respect of the Shares, but only to the extent such shares constitute “restricted securities” under Rule 144 under the Securities Act.
          “Securities Act” means the Securities Act of 1933, as amended, or any successor statute.
     2. Company Registration.
        (a) Notice of Registration. If at any time after the date hereof the Company shall determine to register any of its Capital Stock pursuant to a registration statement not in effect as of the date hereof (including, but not limited to, a shelf registration pursuant to Rule 415 of the Securities Act), whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4 (or any successor form) (a “Triggering Registration”), the Company shall provide to each Holder a written notice thereof (the “Company Notice”) at least fifteen days prior to the filing of the registration statement by the Company in connection with such registration; and
          (i) if the offering of securities under the Triggering Registration is not an underwritten offering, the Company shall include in such registration all those Registrable Securities specified in a written request (a “Registration

Request”) by each Holder received by the Company within ten days after the Company mails the written notice referred to above (the “Response Period”) and, in the case of an underwritten offering where the Company is not the sole seller of securities, shall provide for such Registrable Securities to be sold in such offering on the same terms and conditions as other shares of the Company’s Common Stock are sold in such offering by sellers other than the Company; provided that the underwriter in any underwritten offering covered by this clause (i) may reduce the number of shares of each Holder to be registered under this clause (i) and sold in such offering as long as (x) no other seller in such underwritten offering (other than the Company) is permitted to have registered or sold in such offering a higher percentage of the Company’s Common Stock then owned by such seller than the percentage to be registered and sold by any Holder and (y) the Company files a “shelf” registration statement covering any remaining Registrable Securities as provided in clause (ii) below; or
          (ii) if the offering of securities under the Triggering Registration is an underwritten offering where the sole seller is the Company or not all of the Registrable Securities of the Holders are registered pursuant to clause (i) above in the case of a Triggering Registration covered thereby, then within ninety (90) days of the effectiveness of such Triggering Registration, the Company shall file a “shelf” registration statement pursuant to Rule 415 under the Securities Act (or any successor rule) that includes the Registrable Securities identified in a Registration Request received during the Response Period. Any such shelf registration shall cover the disposition of all Registrable Securities in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Holder requesting such registration. The Company shall use reasonably diligent efforts to keep such “shelf” registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such registration statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations.
        (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.
     3. Expense of Registration. All Registration Expenses incurred in connection with the registration and other obligations of the Company pursuant to Sections 2 and 4 shall be borne by Company.
     4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect the registration of Registrable Securities, the Company shall:

        (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Holders whose Registrable Securities are covered by such registration statement, their counsel and the underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;
        (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities, provided that such registration statement need not be kept effective and current for longer than 120 days subsequent to the effective date of such registration statement;
        (c) provide customary indemnity and contribution arrangements to any qualified independent underwriter or qualified independent pricer as defined in Schedule E of the Bylaws of the National Association of Securities Dealers, Inc. (a “Qualified Independent Underwriter/Pricer”), if requested by such Qualified Independent Underwriter/Pricer, on such reasonable terms as such Qualified Independent Underwriter/Pricer customarily requires;
        (d) promptly notify the selling holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iii) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;
        (e) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;
        (f) permit selling holders of Registrable Securities to rely on any representations and warranties made to any underwriter of the Company or any opinion of counsel or “cold comfort” letter delivered to any such underwriter, and indemnify each such holder to the same extent that it indemnifies any such underwriter;
        (g) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; provided, however, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(h), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;
        (h) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company’s Common Stock then trades; and
        (i) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
     4. Indemnification. In the event any of the Registrable Securities are included in a registration statement under this Agreement:
        (a) the Company will indemnify each Holder who participates in such registration, each of its officers and directors and partners and such Holder’s separate legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners and such Holder’s separate legal counsel and independent accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specially for use therein.
        (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.
        (c) Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.
        (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use reasonably diligent efforts to:
        (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; or
        (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
        (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Holder to sell Registrable Securities without registration.
     6. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Agreement after the date all Registrable Securities held by such Holder may be sold in a single three-month period under Rule 144 under the Securities Act. In addition, no Holder shall be entitled to exercise any right provided for in this Agreement if there is a Triggering Registration and the Holder fails to provide a Registration Request to the Company within the Response Period.
     7. Information To Be Provided by the Holders. Each Holder whose Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Holder and the distribution proposed by such Holder as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.
     8. Miscellaneous.
        (a) Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) set forth in the Purchase Agreement or such other address as any Party shall have designated or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.
        (b) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.
        (c) Waiver or Modification. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company and by Holders that hold a majority of the total Registrable Securities.
        (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of laws thereof.
        (e) Attorneys’ Fees. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.
        (f) Further Assurances. Each Party agrees to act in accordance herewith and not to take any action that is designed to avoid the intention hereof.
        (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
        (h) Successors and Assigns. This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, provided that no Party may assign its rights or obligations under this Agreement without the written consent of the other Party and, provided further, that the Company consents to transfers, sales and assignments by a Holder to its Affiliate.
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     IN WITNESS WHEREOF, the undersigned parties have executed this Registration Rights Agreement as of the day and year first above written.

HALOZYME THERAPEUTICS, INC.

By:	/s/ Jonathan Lim

Jonathan Lim President and Chief Executive Officer

ROCHE FINANCE LTD.

By:	/s/ Schraub

Name:	Schraub
Title:	Authorized Signator

By:	/s/ Kradenmann

Name:	Kradenmann
Title:	Authorized Signator